Morgan Stanley High Yield Securities Inc.
                          Item 77(O) 10F-3 Transactions
                      September 1, 2004 - February 28, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  MGM   9/8/0    -     $101.5 $450,00  3,105,    0.69%  0.54%   JPMorg  JPMorg
Mirage    4              0     0,000     000                     an,      an
 Inc.                                                           Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Citigr
                                                                 oup,
                                                                Commer
                                                                zbank
                                                                Securi
                                                                ties,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 LLC.

                                                                Citigr
                                                                 oup,
  The                                                           JPMorg
Interp                                                           an,
 ublic  11/15    -     $99.71 $350,00  3,595,    1.03%  0.63%    UBS
 Group   /04                   0,000     000                    Invest
  of                                                             ment
Compan                                                          Bank,
 ies,                                                           HSBC,
 Inc.                                                           Morgan
                                                                Stanle
                                                                  y,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey

                                                                Citigr
                                                                 oup,
                                                                Morgan
Noveli  1/28/    -     $100.0 $1,400,  2,445,    0.17%  0.44%   Stanle  Citigr
s Inc.    05             0    000,000    000                    y, UBS    oup
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                HSBC,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                  SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                NatCit
                                                                  y
                                                                Invest
                                                                ments,
                                                                 Inc.